Exhibit 10.6

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                          REGISTRATION RIGHTS AGREEMENT

                                 by and between

                         NORTH AMERICAN SCIENTIFIC, INC.

                                       AND

        THE INDIVIDUALS AND ENTITIES LISTED ON THE SIGNATURE PAGES HERETO

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                             Dated as of May 4, 2004
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            This REGISTRATION RIGHTS AGREEMENT, dated as of May 4, 2004 (this
"Agreement"), is entered into by and between North American Scientific, Inc., a Delaware corporation (the "Acquiror"), and the individuals and entities listed on the signature page hereto (individually, a "Holder" and collectively, the "Holders").

                                    RECITALS

            WHEREAS, the Acquiror and AM Capital I, Inc., a Delaware corporation and wholly-owned subsidiary of the Acquiror ("AM Capital"), and NOMOS Corporation, a Delaware corporation ("NOMOS"), have entered into an Agreement and Plan of Merger dated as of October 26, 2003 (as amended from time to time, the "Merger Agreement"), pursuant to which NOMOS will be merged with and into AM Capital; and

            WHEREAS, the parties desire to set forth herein their agreements as to the piggyback registration rights of each of the Holders with respect to such Holder's shares of Common Stock, as part of and as consideration for the transactions contemplated by the Merger Agreement;

            WHEREAS, the execution and delivery of this Agreement by the Acquiror with the Holders is a condition to closing the transactions contemplated by the Merger Agreement.

            NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Definitions.

            As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

            "Acquiror" has the meaning set forth in the preamble hereof.

            "Agreement" has the meaning set forth in the preamble hereof.

            "Business Day" means any day except Saturday and Sunday and any day that shall be a U.S. federal legal holiday or a day on which banking institutions in the State of Delaware generally are authorized or required by law or other governmental action to close.

            "Commission" means the United States Securities and Exchange Commission or any other federal agency which shall at some future point in time be administering the Securities Act.

            "Common Stock" means the common stock, par value $.01 per share, of the Acquiror.

            "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Indemnified Party" has the meaning set forth in Section 7(c).

            "Indemnifying Party" has the meaning set forth in Section 7(c).

            "Initial Period" means (i) 18 months from the date hereof with respect to the Holder, John A. Friede, and (ii) six months from the date hereof with respect to all other Holders.

            "Holder" or "Holders" has the meaning set forth in the preamble hereof.

            "Losses" has the meaning set forth in Section 7(a).

            "Maximum Offering Size" has the meaning set forth in Section 3.

            "Merger Agreement" has the meaning set forth in the Recitals hereof.

            "Person" means any individual, corporation, limited liability company, association, partnership, trust or any other entity or organization, including any government entity.

            "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Securities
Act), as amended or as supplemented by any and all prospectus and all other amendments and supplements to the prospectus, including supplements and as amended by any and all post-effective amendments and including all material incorporated by reference or deemed to be included by reference in such prospectus.

            "Registrable Securities" means (i) the shares of Common Stock or
(ii) any security into or for which such Common Stock has been converted or exchanged in connection with a combination of shares, recapitalization, merger, consolidation or otherwise; provided, however, that Registrable Securities shall not include any securities (A) the sale of which shall have been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or (B) that shall have been sold pursuant to Rule 144.

            "Registration Expenses" means all expenses incurred in effecting any registration pursuant to this Agreement including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one special counsel for the Holders, blue sky fees and expenses and expenses of any regular or special audits incident to or required by any such registration, qualification and filing.


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            "Registration Statement" means any registration statement under the
Securities Act on an appropriate form (which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the Commission to be filed herewith) which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

            "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

            "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of one special counsel to the Holders included in Registration Expenses).

            "Selling Holders" means Holders offering Registrable Securities for sale pursuant to a registration effected under this Agreement.

            "Shelf Registration Statement" means any shelf Registration Statement pursuant to Rule 415 under the Securities Act, or any similar rule or regulation hereafter adopted by the Commission, on Form S-3 (or any substitute form that may be adopted by the Commission).

            "Underwritten Registration" or "Underwritten Offering" means a registration in connection with which securities of the Acquiror are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

            2. Piggyback Registration.

            (a) If the Acquiror proposes to file a Registration Statement (other than on a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) with respect to an offering of Common Stock for its own account pursuant to an Underwritten Offering, then the Acquiror shall provide written notice of such proposed filing to each Holder as soon as practicable (but in no event less than 20 days before the anticipated filing date of such Registration Statement). If within 15 days after receipt of such notice, any Holder requests the inclusion in such Registration Statement of some or all of the Registrable Securities held by such Holder, the Acquiror shall use its reasonable best efforts to include such Registrable Securities in such Registration Statement; provided, however, that during the Initial Period (i) each Holder shall only be permitted to participate in such registration if the Acquiror proposes to include the securities of another Person in such Registration Statement and (ii) each Holder shall only be permitted to request the inclusion in such Registration Statement of, and the Acquiror


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

shall only be required to use its reasonable best efforts to include, up to 25 percent of the Registrable Securities held by each such Holder.

            (b) If the Acquiror acquires another Person pursuant to a merger, asset sale, stock transfer or other acquisition transaction and, in connection with such transaction, the Acquiror proposes to file a Shelf Registration Statement related to the resale of any restricted securities of the Acquiror received by any Person in connection with such transaction, then the Acquiror shall provide written notice of such proposed filing to each Holder as soon as practicable (but in no event less than 20 days before the anticipated filing date of such Shelf Registration Statement). If within 15 days after receipt of such notice, any Holder requests the inclusion in such Shelf Registration Statement of some or all of the Registrable Securities held by such Holder, the Acquiror shall use its reasonable best efforts to include such Registrable Securities in such Shelf Registration Statement; provided, however, that during the Initial Period, each Holder shall only be permitted to request the inclusion in such Shelf Registration Statement of, and the Acquiror shall only be required to use its reasonable best efforts to include, up to 25 percent of the Registrable Securities held by each such Holder.

            3. Reduction of Offering.

            If the managing underwriters of an Underwritten Offering advise the Acquiror in writing that, in their opinion, the amount of securities of the Acquiror proposed to be sold in such offering, together with the Registrable Securities requested to be sold by the Holders under Section 2 hereof and any securities requested to be sold by any other Person, exceeds the amount of securities of the Acquiror which can be sold in such offering without adversely impacting the marketing of the securities being sold by the Acquiror in such offering or otherwise materially and adversely impacting the success of such offering, there shall be included in such offering, in the following listed priority, only the amount of such securities of the Acquiror which, in the opinion of such managing underwriters, can be sold (the "Maximum Offering Size") without materially and adversely impacting the marketing of the securities being sold by the Acquiror in such offering or otherwise materially and adversely impacting the success of such offering:

            (i) first, all the shares of Common Stock which the Acquiror proposes to sell for its own account in such offering;

            (ii) second, all Registrable Securities requested to be included in such offering pursuant to Section 2 and any securities requested to be included in such offering by any other Person that is entitled to piggyback registration rights (allocated, if necessary for such offering not to exceed the Maximum Offering Size, pro rata among the Holders and such other Persons on the basis of the relative number of shares so requested to be included in such Underwritten Offering by each such Holder and other Person); and

            (iii) thereafter, any other securities requested to be included in such offering.


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            4. Registration Expenses.

            All Registration Fees incident to the performance of or compliance with this Agreement by the Acquiror shall be borne by the Acquiror. All Selling Expenses relating to the securities registered on behalf of the Holders shall be borne by the Holders included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered.

            5. Registration Procedures.

            In the case of each Shelf Registration Statement effected by the Company, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will do each of the following with respect to such Shelf Registration Statement:

            (a) Keep such registration effective for a period of ending on the earlier of the date which is sixty (60) days from the effective date of the Shelf Registration Statement or such time as the Holder or Holders have completed the distribution described in the Shelf Registration Statement relating thereto.

            (b) Prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the Prospectus used in connection with such Shelf Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement for the period set forth in subsection (a) above;

            (c) Furnish such number of Prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the Prospectus, as a Holder from time to time may reasonably request;

            (d) Notify each seller of Registrable Securities covered by such Shelf Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Shelf Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

            (e) Provide a transfer agent and registrar for all Registrable Securities pursuant to such Shelf Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and


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            (f) Notwithstanding anything contained herein to the contrary, in connection with any registration contemplated hereunder, the Acquiror may require the Selling Holders and the underwriters, if any, to furnish the Acquiror such information regarding the Selling Holders and the underwriters, if any, and the distribution of the Selling Holders' Registrable Securities as the Acquiror may from time to time reasonably request.

            6. Holdback Agreement.

            In the event any registration of equity securities of the Acquiror shall be made in connection with an Underwritten Offering, upon the written request of the Acquiror and an underwriter of Common Stock or other securities of the Acquiror, each Holder agrees not to effect any sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such sale or distribution of any other equity security of the Acquiror or of any security convertible into or exchangeable or exercisable for any equity security of the Acquiror (in each case, other than as part of such Underwritten Offering) during the 15 days prior to, and during the 90-day period beginning on, the effective date of the registration statement for such Underwritten Offering; provided that the Holders have such written request at least 15 days prior to the filing date of the Registration Statement and provided, further, that all officers and directors of the Acquiror (other than those participating in the Underwritten Offering) also agree not to effect any such sale or distribution during such period.

            7. Indemnification.

            (a) Indemnification by the Acquiror. The Acquiror shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Selling Holder and each of its officers, directors, agents and employees, each Person who controls the Acquiror (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of investigation and reasonable attorneys' fees and expenses) and expenses (collectively, "Losses"), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, except to the extent that any such untrue statement or omission is based solely upon information regarding such Selling Holder furnished to the Acquiror in writing by such Selling Holder stated specifically for use therein.

            (b) Indemnification by the Selling Holders. Each Selling Holder shall, severally and not jointly, indemnify and hold harmless the Acquiror, its officers, directors, agents and employees, each Person who controls the Acquiror (within the meaning of Section 15 of the


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

Securities Act and Section 20 of the Exchange Act), and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against all Losses as incurred, arising out of or relating to (i) any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or (ii) any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent that such untrue statement or omission is contained in any information so furnished by such Selling Holder to the Acquiror in writing specifically for inclusion in the Registration Statement, such Prospectus or such form of prospectus, or in any amendment or supplement thereto; provided, however that in no event shall any indemnity under this Section 7(b) exceed the net proceeds from the offering received by such Holder.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from which indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party may assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except to the extent that such failure shall have proximately and adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the Indemnified Party and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement (i) includes an unconditional written release of such Indemnified Party, in form and substance reasonably satisfactory to such Indemnified Party, from all liability on claims that are the subject matter of such Proceeding and (ii) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of such Indemnified Party.

            (d) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss,


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

liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            8. Miscellaneous.

            (a) Termination. Except for Section 7 hereof, this Agreement and the rights and obligations of the Acquiror and the Holders hereunder shall terminate on the earlier of (a) the first date on which no Registrable Securities remain outstanding or (b) such time as all of such remaining Registrable Securities may be sold in any consecutive three-month period in accordance with Rule 144.

            (b) No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

            (c) Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and shall not be assigned by operation of law or otherwise.

            (d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement and, when executed, shall be binding on the other parties hereto.

            (e) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, unless a contrary intention appears (i) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision and (ii) reference to any Article or Section means such Article or Section hereof. No provision of this Agreement shall be interpreted or construed against any party hereto solely because such party or its legal representative drafted such provision. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party, whether under any rule of construction or otherwise. No party to this Agreement shall be considered the draftsman. The parties hereto acknowledge and agree that this Agreement has been reviewed, negotiated and accepted by all parties and their attorneys and shall be construed and interpreted according to the ordinary


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

meaning of the words used so as fairly to accomplish the purposes and intentions of the parties hereto.

            (f) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by registered or certified mail (return receipt requested) or sent via facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            If to the Acquiror:

            North American Scientific, Inc.
            20200 Sunburst Street
            Chatsworth, California 91311
            Attention: L. Michael Cutrer, President
            Facsimile: (818) 734-5837

            with a copy to:

            McDermott Will & Emery
            2049 Century Park East
            Suite 3400
            Los Angeles, CA 90067-3208
            Attention:  Mark J. Mihanovic
            Fax:  (310) 277-4730

            If to the Holders

            To such address(es) as may be set forth in the books and records of NOMOS or the Acquiror.

            with a copy to:

            Cohen & Grigsby
            11 Stanwix Street, 15th Floor
            Pittsburgh, PA 15222
            Attention:  Mark Baseman, Esq.
            Fax:  (412) 209-0672

            (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

            (h) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless such amendment shall be in writing and signed by the Acquiror


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

and the Holders of not less than 66 2/3% of the Registrable Securities then outstanding. No waiver by any party hereto of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

            (i) Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

            (j) Expenses. Except as provided in Section 4 above, each of the parties hereto shall bear such party's own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement.

            (k) Construction. (i) Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The parties hereto intend that each representation, warranty and covenant contained herein shall have independent significance. If any party hereto has breached any representation, warranty or covenant relating to the same subject matter as any other representation, warranty or covenant (regardless of the relative levels of specificity) which the party has not breached, it shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

            (ii) Any of the defined terms in this Agreement, unless the context otherwise requires, may be used in the singular or the plural, depending on the reference. In this Agreement, unless clearly indicated otherwise, references to dollar amounts are to the lawful money of the United States of America.

            (l) Equitable Relief. The parties hereto agree that the remedies at law for any breach of the terms of this Agreement are inadequate. Accordingly, the parties hereto consent and agree that an injunction may be issued to restrain any breach or alleged breach of such provisions. The parties hereto agree that terms of this Agreement shall be enforceable by a decree of specific performance. Such remedies shall be cumulative and not exclusive, and shall be in addition to any other remedies which the parties may have at law or in equity.

            (m) Recapitalizations, Etc. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the Registrable Securities or any other change in the Acquiror's capital structure, appropriate adjustments shall be made in this Agreement so as to


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

fairly and equitably preserve, to the extent practicable, the original rights and obligations of the parties hereto under this Agreement.

            (n) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

                               [Signatures follow]


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

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                NORTH AMERICAN SCIENTIFIC, INC.


                                By: /s/ L. Michael Cutrer
                                    --------------------------------------------
                                    Name:  L. Michael Cutrer
                                    Title: President and Chief Executive Officer

                                Holders:


                                /s/ John A. Friede
                                ------------------------------------------------
                                John A. Friede

                                CORPORATE OPPORTUNITIES FUND, L.P.

                                By: SMM Corporate Management, LLC,
                                    General Partner


                                By: /s/ James C. Gale
                                    --------------------------------------------
                                Name:  James C. Gale
                                Title: Chief Investment Officer

                                CORPORATE OPPORTUNITIES FUND
                                (INSTITUTIONAL), L.P.

                                By: SMM Corporate Management, LLC,
                                    General Partner


                                By: /s/ James C. Gale
                                    --------------------------------------------
                                Name:  James C. Gale
                                Title: Chief Investment Officer

                                CROSS ATLANTIC PARTNERS, INC.


                                By: /s/ John L. Cassis
                                    --------------------------------------------
                                Name:  John L. Cassis
                                Title: Partner

                                CROSS ATLANTIC PARTNERS I, K/S


                                By: /s/ John L. Cassis
                                    --------------------------------------------
                                Name:  John L. Cassis
                                Title: Partner

                                CROSS ATLANTIC PARTNERS II


                                By: /s/ John L. Cassis
                                    --------------------------------------------
                                Name:  John L. Cassis
                                Title: Partner

                                CROSS ATLANTIC PARTNERS III


                                By: /s/ John L. Cassis
                                    --------------------------------------------
                                Name:  John L. Cassis
                                Title: Partner

                                CROSS ATLANTIC PARTNERS IV, K/S


                                By: /s/ John L. Cassis
                                    --------------------------------------------
                                Name:  John L. Cassis
                                Title: Partner

                                SMH NOMOS LLC


                                By: /s/ Bruce R. McMaken
                                    --------------------------------------------
                                Name:  Bruce R. McMaken
                                Title: President

                                CITY OF MILFORD PENSION & RETIREMENT PLAN
                                NORWALK EMPLOYEE PENSION PLAN
                                NFIB EMPLOYEE PENSION TRUST
                                NFIB CORPORATE ACCOUNT
                                STATE OF OREGON PERS/ZCG
                                BREARLEY SCHOOL GENERAL INVESTMENT FUND
                                ASPHALT GREEN
                                ESTATE OF ANDREW HEISKELL
                                E.H. MANDELL TRUST F/B/O OLIVIA MANDELL
                                E.H. MANDELL TRUST F/B/O PETER MANDELL
                                JEANNE MORENCY
                                WILLIAM B. LAZAR
                                HBL CHARITABLE UNITRUST
                                ESTATE OF GRACE WILLENS C/O RONALD WILLENS,
                                    ADMINISTRATOR
                                MURRAY CAPITAL LLC
                                ALBERT J. ZESIGER
                                BARRIE RAMSAY ZESIGER
                                ALEXA ZESIGER CARVER
                                WOLFSON INVESTMENT PARTNERS LP
                                PUBLIC EMPLOYEE RETIREMENT SYSTEM OF IDAHO
                                SUSAN URIS HALPERN
                                WELLS FAMILY LLC
                                A. CAREY ZESIGER
                                CITY OF STAMFORD FIREMEN'S PENSION FUND
                                NICOLA ZESIGER MULLEN
                                ROANOKE COLLEGE
                                THE FERRIS F. HAMILTON FAMILY TRUST
                                MARY ANN S. HAMILTON TRUST FOR SELF
                                THE LAZAR FOUNDATION
                                MORGAN TRUST CO. OF THE BAHAMAS LTD. AS TRUSTEE
                                   U/A/D 11/30/93
                                PLANNED PARENTHOOD OF NYC
                                THE JENIFER ALTMAN FOUNDATION

                                By:  ZESIGER CAPITAL GROUP LLC
                                      as agent and attorney in fact


                                     By:  /s/ James Cleary
                                        ----------------------------------------
                                     Name:  James Cleary
                                     Title: Managing Director